SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50323                32-0061893
----------------------------      -------------        ----------------------
(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                                identification number)


                  60 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            On May 20, 2008, Service 1st Bancorp issued a press release announcing adjustments to the information contained in its May 6, 2008 press release and report on Form 8-K filed with the Commission on that date, announcing financial results for the quarter ended March 31, 2008. The adjustments included reductions for the quarter ended March 31, 2008 to (a) net income from $301,914 as reported to $159,265; (b) basic earnings per share from $.13 as reported to $.07; and (c) diluted earnings per share from $.13 as reported to $.07.

            The adjustments to net income and earnings per share were related to an adjustment to the Company's provision for loan losses net of tax expense resulting from an increase in the loan loss provision of $186,000 after reevaluating the potential loss on a participation loan. The borrower on the participation loan sued the Bank in its capacity as a participant on the loan along with the lead bank and another participant bank. The details of this lawsuit are described in the Company's Form 8-K filed on May 15, 2008, which includes the complaint filed in the matter as an exhibit.

            The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits

                  (99.1)   Press Release dated May 20, 2008

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 20, 2008

Service 1st Bancorp

By: /s/ ROBERT E. BLOCH
    -------------------------------
    Executive Vice President
    and Chief Financial Officer



                                  Page 3 0f 6

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

   99.1                   Press Release dated May 20, 2008              5-6







                                  Page 4 of 6